Exhibit 10.10

House Lease Contract

(Contract No.:            )

Lessor: Shanghai Hi-tech Park United Development Co., Ltd.

Lessee: Montage Technology (Shanghai) Co., Ltd.

House Lease Contract

This House Lease Contract (this “Contract”) dated April [    ], 2013 is executed in Shanghai, the People’s Republic of China (the “PRC”) by and between:

Lessor (Party A):	Shanghai Hi-tech Park United Development Co., Ltd.
Address:	868 Yishan Road, Shanghai, the PRC
Legal Representative:	Gui Enliang
Zip Code:	200233
Telephone:	(86) (21) 64850000
Fax:	(86) (21) 64851906
Business License:	310000400004624 (Municipal Bureau)

Lessee (Party B):	Montage Technology (Shanghai) Co., Ltd.
Address:	Room 406A, #32 Building, 680 Guiping Road, Shanghai, the PRC
Legal Representative:	Howard Chonghe Yang
Zip Code:	200030
Telephone:	(86) (21) 51696833
Fax:	(86) (21) 54263132
Business License:	310000400383770 (Xuhui)

In accordance with the provisions of the Contract Law of the People’s Republic of China, the Regulations of Shanghai Municipality on Lease of House and relevant laws and regulations, on the basis of equality, voluntariness, fairness, and good faith, and through consultation, Party A and Party B agree to enter into this Contract with respect to Party B’s lease of the house that Party A may lease out according to law.

1.	Legal Standing of the Parties and Relevant Documents

1.1 Party A is an economic entity duly established with approval from the government of the PRC, responsible for the development, construction, operation and management of Shanghai Caohejing Hi-tech Development Park (the “Caohejing Hi-tech Park”) and possesses legal person status of the PRC.

1.2 Party B is an economic entity duly established with approval from the government of the PRC, engaged in economic activities including IC design within its business scope and possesses legal person status of the PRC.

1.3 Before the execution of this Contract, Party B shall provide Party A with a photocopy of its business license and a photocopy of its tax registration certificate, submit a form of particulars of enterprises (entities) settling in Caohejing Hi-tech Park and sign a receipt of Environment Protection Acknowledgement for Enterprises Settling in the Park.

2.	Acknowledgement and Warranty of the Parties

2.1 In addition to those set forth herein, each of Party A and Party B acknowledges and warrants that:

(1) it has the legal qualification and capacities for civil rights and for civil conducts to enter into and perform this Contract, is aware of its rights, obligations and liabilities and agrees to act in strict accordance with this Contract. If either of the Parties is in breach of this Contract, the other shall have the right to claim damages in accordance with the provisions of this Contract.

(2) it has completed internal approval procedures necessary for the execution of this Contract.

(3) there exist no contracts entered into with a third party or other matters that may affect the execution and performance of this Contract.

2.2 Party A undertakes that it has lawfully obtained a valid title certificate at the execution of this Contract as follows:

Shanghai Municipal Real Estate Title Certificate no.: Hu Fang Di Xu Zi (2012) No. 007893

3.	Particulars of the Leased Premise

3.1 The property leased from Party A to Party B is located at Room 1601, A16 Floor, #1 Building, 900 Yishan Road in the Caohejing Hi-tech Park (the “Premise”) and the external legend of the Premise is “Room 1601, 16th Floor, Zone #A of Science and Technology Tower, 900 Yishan Road”.

The Premise is an office building type property with gross floor area of 1358.89 square meters.

3.2 Party A will establish a lease relationship with Party B as a holder of real estate title. Before the execution of this Contract, Party A has informed Party B that no mortgage has been created on the Premise.

3.3 The hand-over standards of the Premise are attached hereto as Appendix 1.

3.4 The floor map of the Premise is attached hereto as Appendix 2.

3.5 Party A and Party B have entered into that certain house lease contract of the Premise dated February 26, 2010 with a term of lease ending on March 31, 2013 (the “Original Contract”). No hand-over procedures are required again for the Premise.

4.	Purpose of the Lease

4.1 Party B undertakes to Party A that the Premise is leased for the purpose of carrying out economic activities within the business scope specified in its industrial and commercial business license and it shall comply with the provisions of the State and Shanghai municipality concerning the use and fire protection safety of housing and of the Caohejing Hi-tech Park concerning industry development, environment protection and property management.

4.2 Party B undertakes that it shall not change the purpose specified in the foregoing clause privately during the term of lease without Party A’s written consent and approval from relevant government authorities as required.

5.	Hand-over Date and Term of Lease

5.1 Party A and Party B agree that the term of lease of the Premise shall commence on April 1, 2013 (Commencement Date) and end on March 31, 2016, and the rent shall be accrued as of July 16, 2012.

5.2 Upon the expiration of the term of lease, Party A shall have the right to take back the Premise and Party B shall return the same on time. If Party B intends to renew the lease of the Premise, it shall submit a written application to Party A for such renewal three months prior to the expiration of the term of lease and Party A shall reply to Party B whether it agrees to such renewal within one month from the date of receipt of Party B’s written application. The Parties shall enter into a new lease contract if Party A agrees to such renewal. The Parties shall amend clauses concerning the rent and others in the renewal contract based on market conditions and no adjustment in the rent shall be more than 20%. Should the Parties fail to come to an agreement on such adjustment and enter into a renewal contract within one month prior to the expiration of the term of lease, then Party A shall have the right to terminate this Contract and take back the Premise upon the expiration of the term of lease.

6.	Rent, and Method and Term of Payment

6.1 Party A and Party B agree that the rent of the Premise shall be Renminbi Two Yuan and Ninety Cents (RMB2.90) per day per square meter (gross floor area) and the total annual rent shall be Renminbi One Million Four Hundred and Thirty-Eight Thousand Three Hundred and Eighty-Five Yuan and Seven Cents (RMB1,438,385.07).

6.2 The rent of the Premise shall be paid first and applied later. Party B agrees to pay Party A the rent for the period from April 1, 2013 to June 30, 2013, i.e., Renminbi Three Hundred and Fifty-Nine Thousand Five Hundred and Ninety-Six Yuan and Twenty-Seven Cents (RMB359,596.27), within ten days (calendar days) from the effective date of this Contract and thereafter, the rent shall be paid to Party A in four installments prior to January 1, April 1, July 1 and October 1 and 25% of the current annual rent due and payable shall be paid off in each installment, i.e., Renminbi Three Hundred and Fifty-Nine Thousand Five Hundred and Ninety-Six Yuan and Twenty-Seven Cents (RMB359,596.27). If any installment is to be paid by a date which falls on a Saturday, Sunday or legal holiday, then the deadline for making such a payment shall be postponed to the first business day immediately following the holiday. In case of any delinquency, Party B is required to pay a late fee equal to 0.05% of the rent due and payable for every day of such delay.

7.	Lease Deposit and Other Expenses

7.1 Party A and Party B agree that Party B shall pay Party A a deposit for lease of the Premise within ten days (calendar days) from the effective date of this Contract, which deposit shall be equal to three months’ rent, i.e., Renminbi Three Hundred and Fifty-Nine Thousand Five Hundred and Ninety-Six Yuan and Twenty-Seven Cents (RMB359,596.27). Party B has already paid the deposit of Renminbi Three Hundred and Nine Thousand Nine Hundred and Ninety-Six Yuan and Seventy-Eight Cents (RMB309,996.78) according to the Original Contract and then Party B is required to pay Party A a deposit of Renminbi Forty-Nine Thousand Five Hundred and Ninety-Nine Yuan and Forty-Nine Cents (RMB49,599.49) within ten days (calendar days) from the effective date of this Contract. Party A shall issue a receipt to Party B upon its receipt of the deposit.

If Party B fails to pay the deposit in full within the period set forth herein and such failure continues for more than five days, Party A shall have the right to unilaterally terminate this Contract. If this Contract is terminated by Party A, Party B shall pay Party A liquidated damages equal to two months’ rent.

During the term of lease, Party B shall not apply the deposit to the payment of the rent of the Premise. When this Contract is terminated upon the expiration of the term of lease, the deposit paid by Party B shall be refunded to Party A with no interest accrued thereon (unless otherwise provided for herein) within ten business days after Party B has paid off relevant expenses and completed the hand-over procedures with the property management department to return the Premise.

7.2 During the term of lease, expenses for water, electric power, telecommunication and equipment incurred from the use of the Premise shall be borne by Party B.

7.3 Party B shall, on its own, apply to relevant departments for completing procedures in connection with the use of electric power and telecommunication at its own cost.

7.4 Party A shall enter into a property management contract with the property management company of the compound where the Premise is located before the hand-over of the Premise and pay property management fees as required. The current rate of the property management fee of the Premise is Renminbi Seven Yuan and Fifty Cents (RMB7.50) per month per square meter (gross floor area) and Party B is required to pay the property management fee as of the date the Premise is handed over.

8.	Requirements on the Use of and Liability for the Repair of the Premise

8.1 If Party B discovers that the Premise and its auxiliary facilities incur any normal wear and tear during the term of lease, it shall promptly notify the property management company appointed by Party A for repair. Party B shall actively provide assistance and cooperation in the repair of the Premise and its auxiliary facilities. Party B shall be solely liable for all consequences arising from failure to carry out timely repair due to Party B’s action or omission. If Party A fails to carry out such repair within a reasonable period, Party B shall have the right to carry out repair by itself by giving Party A a written notice three business days in advance and all reasonable expenses incurred therefrom shall be borne by Party A.

8.2 During the term of lease, Party B shall make reasonable use of and take good care of the Premise and its auxiliary facilities. If any damage or failure happens to the Premise or the auxiliary facilities through Party B’s man-made or other reasons attributable to Party B, and/or fire protection measures are not taken in accordance with relevant national/local laws and regulations, Party B shall be responsible for carrying out repair/rectification in a timely manner at its own cost. If Party B fails to carry out repair/rectification within a reasonable period, Party A shall have the right to carry out repair/rectification (including but not limited to carrying out such repair/rectification in the Premise) by giving Party B a written notice three business days in advance and all reasonable expenses incurred therefrom shall be borne by Party B.

8.3 During the term of lease, Party A shall ensure that the Premise and its auxiliary facilities are maintained in normal usable and safe condition. Party A may inspect and maintain the Premise and Party B shall extend cooperation to Party A in such inspection or maintenance. Party A shall use its best endeavors to minimize its impact on Party B’s use of the Premise.

8.4 If Party B needs to carry out fitting-out or add auxiliary facilities or equipment other than those existing ones, it shall obtain Party A’s written consent in advance and go through relevant procedures with the property management company. If approval from relevant department is required pursuant to regulations, no fitting-out shall be carried out and no auxiliary facilities or equipment shall be added before Party B has obtained approval from relevant department.

8.5 Party B’s fitting-out and use of the Premise shall comply with laws and regulations of the State and Shanghai municipality governing environment protection and fire protection, as well as relevant property management rules. Party B shall assume all relevant liability for its breach of such laws, regulations or rules (including but not limited to liability for compensating Party A and/or a third party for losses so caused). During the term of lease, relevant competent governmental department or relevant fire protection inspection organization accompanied by Party A shall have the right to enter the Premise for fire protection inspection upon a prior written notice to Party B and Party B shall cooperate in such inspection.

9.	Return of the Premise

9.1 Upon the termination or expiration of this Contract, Party B shall be responsible for restoring the Premise to its original condition that meets the hand-over standards (except for normal wear and tear). Party B may go through procedures to return the Premise after it is inspected to be acceptable to Party A. Otherwise, Party A shall have the right to restore the Premise on behalf of Party B and deduct corresponding fees from the deposit. Party A shall have the right to claim against Party B for any shortfall, if any.

If Party B intends to keep the fitting-out and auxiliary facilities it has added or renovated rather than to restore the Premise to its original condition, it shall apply to Party A in advance and obtain Party A’s written consent. If Party A agrees that no restoration or only partial restoration is required, Party B shall carry out such partial restoration (if necessary) as required by Party A and provide complete drawings, fire protection certificates, warranties and users’ handbooks for all fitting-out and auxiliary facilities left (and ensure that such fitting-out and auxiliary facilities are maintained in good and usable condition).

9.2 If Party B does not pay off relevant expenses upon termination or expiration of this Contract and if Party A suffers from economic losses for reasons attributable to Party B, Party A shall have the right to deduct the same from the deposit with the remaining deposit being refunded to Party B with no interest accrued on it. Party A shall have the right to claim against Party B for any shortfall, if any.

9.3 Upon the termination or expiration of this Contract, if Party B has used the address of the Premise as its registered address, Party B shall complete procedures to revoke such registered address before the termination or expiration of this Contract. If Party B has not completed procedures to revoke its registered capital within five business days from the termination or expiration of this Contract, the deposit shall not be refunded, except that through prior consultation between the Parties, Party A agrees that Party B may keep the registered address.

9.4 Unless Party A agrees to Party B’s renewal of the lease and a renewal contract is entered into, Party B shall return the Premise upon expiration of the term of lease or termination of this Contract for whatever reasons. If Party B is late in returning the Premise without Party A’s consent, Party B shall pay Party A for its use of the Premise at the rate of two times the daily rent for every day of such delay. Party B agrees that if Party B is late in restoring the Premise to its original condition and in returning the Premise for 15 days, Party A shall have the right to enter the Premise at its own discretion by giving Party B a written notice two business days in advance while Party B shall be deemed to have forfeited the ownership of or the right to use the fitting-out, facilities, equipment and other items not dismantled or removed, including equipment and items which are deemed to be owned by Party B’s (whether belonging to Party B or a third party), which are at Party A’s disposal, and if the legitimate rights and interests of a third party are involved, Party B shall be liable for compensating the third party. Party A may restore the Premise at Party B’s expense. The Premise shall be deemed to be returned upon Party A’s entering the Premise.

10.	Sublease and Transfer

10.1 Unless Party A agrees to Party B’s sublease of the Premise in the supplementary clauses of this Contract or other written document, Party B shall not sublease the Premise, in whole or in part, to any third party during the term of lease.

10.2 If Party A intends to sell the Premise during the term of lease, it shall notify Party B thereof in advance. Party B shall have a pre-emptive right to buy the Premise under the same conditions.

11.	Conditions of Termination of this Contract

11.1 The Parties agree that, during the term of lease, this Contract shall be terminated and neither Party shall be held liable to the other under any of the following circumstances:

(1) the right to use the land occupied by the Premise is earlier taken back according to law;

(2) The Premise is expropriated according to law to serve the public interest;

(3) The Premise is listed within the permitted scope of demolition and eviction to meet the needs of urban construction.

(4) The Premise is damaged, lost or appraised as a dangerous house.

11.2 The Parties agree that, under any of the following circumstances, either Party may terminate this Contract by giving a written notice to the other. The breaching party shall pay the other a sum equal to two months’ rent at the time of termination as liquidated damages and, if such breach causes any losses to the other and the liquidated damages are not sufficient to cover the losses, the breaching Party shall make up for the difference between the liquidated damages and the losses.

(1) Party A fails to hand over the Premise on time and such failure lasts for more than ten days after Party B demands such hand-over in writing;

(2) The Premise handed over by Party A fails to conform to the provisions of this Contract resulting that the purpose of lease could not be realized by Party B;

(3) Party B changes the purpose of lease specified herein privately without Party A’s written consent;

(4) The Premise is damaged due to Party B’s reasons;

(5) Party B subleases the Premise, transfers the right to lease the Premise, or exchanges the house so leased with any third party’s privately;

(6) Party B is late in paying the rent for more than one month;

(7) Party B uses the Premise to carry out illegal activities;

(8) Party B privately occupies public area or fire protection passage or fails to comply with laws and regulations governing environment protection and fire protection and such failure is not rectified within five business days of Party A’s written notice.

12.	Liability for Breach of Contract

12.1 If, during the term of lease, Party A’s failure to timely perform its obligation to repair and maintain the Premise provided for herein results in any damage of the Premise and any losses to Party B’s property or any injury to Party B’s personnel, Party A shall compensate Party B for its direct losses.

12.2 If Party B carries out fitting-out of the Premise or add auxiliary facilities in the Premise without Party A’s written consent or beyond the scope and requirements agreed in writing by Party A or Party B privately occupies/uses public area or fire protection passage, Party A shall have the right to require Party B to restore the Premise to its original condition and compensate Party A for losses.

12.3 If, during the term of lease, Party A terminates this Contract and earlier takes back the Premise other than as provided for herein, Party A shall pay Party B a sum equal to 0.5 times the rent that should otherwise have been payable for the number of days the Premise is earlier taken back (with a maximum of three months’ rent) as liquidated damages. If the liquidated damages is not adequate to compensate Party B for its losses, Party A shall make up for the difference.

12.4 If, during the term of lease, Party B earlier terminates this Contract at its own discretion other than as provided for herein, Party B shall pay Party A a sum equal to 0.5 times the rent that should otherwise have been payable for the number of days this Contract is earlier terminated (with a maximum of three months’ rent) as liquidated damages. If the liquidated damages is not adequate to compensate Party A for its losses, Party B shall make up for the difference. Party A may deduct the same from the deposit. If the deposit is not adequate, Party B shall make up for the difference. In addition, Party B shall pay Party A the rent for the rent-free period from April 16, 2012 to July 15, 2012, i.e., Renminbi Eighty-Seven Thousand Two Hundred and Nine Yuan and Thirty-Six Cents (RMB87,209.36).

12.5 Except for the circumstances described in Articles 12.3 and 12.4 hereof, the breaching Party shall continue to perform this Contract if the non-breaching Party requires so upon the occurrence of any breach, regardless of whether the breaching Party has actually paid liquidated damages, compensations and late fees.

13.	Miscellaneous

13.1 If Party A intends to create a mortgage on the Premise during the term of lease, it shall inform Party B in writing thereof.

13.2 In addition to the right to use the Premise, Party B shall have the right to pass through the corridor, stairs, elevators and lobby and the right to use public washrooms and fire protection equipment. Party B is not allowed to privately store flammable, explosive or toxic substances, nor is it allowed to privately release waste gas, water or residue, or occupy public area, fire protection passage or areas not for lease. Party B shall be responsible for the management of its own property and take out at its own expense insurance from insurers.

13.3 If dangerous goods and pollution sources including but not limited to flammable or explosive substances, noise, and waste gas, water or residue are involved in Party B’s activities,

the Premise may not be used before Party B has submitted an application to and obtained approvals from the Caohejing Hi-tech Park and relevant departments of Shanghai Municipal and before safety standards and release standards are met. Party B shall obtain approval from competent fire protection department before carrying out its own fitting-out.

13.4 If either of the Parties cannot perform any terms of this Contract due to the occurrence of any event of force majeure including but not limited to war (whether declared or not), earthquake, typhoon, flood and fire, the hindered party shall promptly send notice to the other party and provide the other within 15 days thereafter with the details of the event of force majeure and reasons for non-performance or delayed performance and valid certification with respect thereto.

Party A and Party B shall negotiate to decide whether this Contract shall be terminated, partially relieved or delayed, on the basis of the impact of such event on the performance of this Contract.

13.5 The conclusion, validity, interpretation, performance and dispute of resolution of this Contract shall be governed by the laws and regulations of the PRC and the regulations and rules of Shanghai Municipal.

13.6 Any dispute arising out of performance of this Contract or in connection with this Contract shall be resolved by the Parties through friendly consultation; if the dispute cannot be resolved through consultation, either Party may initiate a lawsuit before a people’s court of competent jurisdiction in Shanghai. The final judgment of the court shall be binding upon the Parties.

13.7 With respect to matters not covered by this Contract, the Parties may enter into a separate agreement in writing which constitutes an integral part of this Contract and shall be of equal force and effect.

This Contract may be amended by mutual agreement of the Parties. Any amendment to this Contract shall take effect only after it is made in writing and signed by legal representatives or their authorized representative of the Parties. The Parties shall perform the existing terms of this Contract before any amendment hereto takes effect.

Things written by hand in this Contract (including the body, appendixes and other components), other than the signature space, shall take effect only after they are acknowledged by the Parties with official seals affixed thereon.

13.8 Party A and Party B acknowledge that their respective contact addresses and telephone numbers as follows:

Party A’s Address: 900 Yishan Road, Shanghai	Zip Code: 200233
Telephone: (86) (21) 64850000	Fax: (86) (21) 64851906

Party B’s Address: Room 1601, Zone #A of Science and Technology Tower, 900 Yishan Road

Zip Code: 200233

Telephone: 51696833	Fax: 54263132

All notices, documents and materials given or furnished by either of the Parties to the other in connection with the performance of this Contract shall be delivered by facsimile transmission to the addresses specified above. Each Party shall give the other a written notice if it intends to change its contact address or telephone number. Unless Party B changes its contact address by giving Party A a written notice, Party B’s contact address shall be automatically changed to the address of the Premise specified in Article 3.1 hereof at the end of six months from the effective date of this Contract.

Those sent by personal delivery shall be deemed to have arrived when the receipt of the same is acknowledged; those given by facsimile shall be deemed to have arrived when sent out; those given by post shall be deemed to have arrived on the date mailed by registered mail or post.

13.9 This Contract shall take effect as of the date it is signed and affixed official seal by the legal representatives or authorized representatives of the Parties.

13.10 This Contract (including its appendixes) is written in Chinese and executed in two originals and each Party shall hold one of them with the equal legal effect.

[Remainder of this page intentionally left blank]

(Signature Page)

Party A: Shanghai Hi-tech Park United Development Co., Ltd.	Party B: Montage Technology (Shanghai) Co., Ltd.

[Affixed with official seal]	[Affixed with official seal]

Legal Representative (or Authorized Representative)	Legal Representative (or Authorized Representative)

By: [Signed]	By:

Date: April 9, 2013	Date:

Account Bank: Bank of China Xuhui Sub-branch	Account Bank: [ ]

Account No.: 449459226915	Account No.: [ ]

Appendix 1

Hand-Over Standards of the Premise

Hand-over standards of the Premise are as follows:

1. Reinforced concrete structure, uniformly distributed load of 300 kilogram/square meter.

2. Designed power supply capacity of 150 KW/floor, single power supply. Party B’s electricity consumption shall not exceed the amount allocated based on the area of the Premise.

3. Telephone and cabling rack connected to the low voltage room of the floor of the Premise, telephone capacity of 80 pairs/floor.

4. Fire protection sparkling system with smoke sensors.

5. Cement mortar floor.

6. White latex painted wall

7. No suspended ceiling, latex painted ceiling.

8. No air-conditioning.

9. No office partition/separation.

10. Washroom: furnished suspended ceiling, toilet ware installed, tile/white painted wall, floor tiles/stone ground.

11. Lift lobby: furnished suspended ceiling, tiles/white painted wall, floor tiles/stone ground

Party A and Party B acknowledge and agree that the Premise handed over to Party B is in condition which partially deviates from the hand-over standards above as it was used in a normal manner, and Party B agrees that it shall restore the Premise which is used in a normal manner to condition that meets the hand-over standards specified above before the Premise is returned.

Zone #A of the Science and Technology Tower

This floor map is for reference only.

House Lease Contract

(Contract No.:             )

Lessor: Shanghai Hi-tech Park United Development Co., Ltd.

Lessee: Montage Semiconductor (Shanghai) Co., Ltd.

House Lease Contract

This House Lease Contract (this “Contract”) dated [            ], 2012 is executed in Shanghai, the People’s Republic of China (the “PRC”) by and between:

Lessor (Party A):	Shanghai Hi-tech Park United Development Co., Ltd.
Address:	900 Yishan Road, Shanghai, the PRC
Legal Representative:	Da Runiu
Zip Code:	200233
Telephone:	(86) (21) 64850000
Fax:	(86) (21) 64851906
Business License:	310000400004624 (Municipal Bureau)

Lessee (Party B):	Montage Semiconductor (Shanghai) Co., Ltd.
Address:	Room 802, #33 Building, 680 Guiping Road, Shanghai, the PRC
Legal Representative:	Howard Chonghe Yang
Zip Code:	200030
Telephone:	(86) (21) 51696833
Fax:	(86) (21) 54263132
Business License:	310000400639748 (Xuhui)

In accordance with the provisions of the Contract Law of the People’s Republic of China, the Regulations of Shanghai Municipality on Lease of House and relevant laws and regulations, on the basis of equality, voluntariness, fairness, and good faith, and through consultation, Party A and Party B agree to enter into this Contract with respect to Party B’s lease of the house that Party A may lease out according to law.

1.	Legal Standing of the Parties and Relevant Documents

1.1 Party A is an economic entity duly established with approval from the government of the PRC, responsible for the development, construction, operation and management of Shanghai Caohejing Hi-tech Development Park (the “Caohejing Hi-tech Park”) and possesses legal person status of the PRC.

1.2 Party B is an economic entity duly established with approval from the government of the PRC, engaged in economic activities including chip design within its business scope and possesses legal person status of the PRC.

1.3 Before the execution of this Contract, Party B shall provide Party A with a photocopy of its business license and a photocopy of its tax registration certificate, submit a form of particulars of enterprises (entities) settling in Caohejing Hi-tech Park and sign a receipt of Environment Protection Acknowledgement for Enterprises Settling in the Park.

1

2.	Acknowledgement and Warranty of the Parties

2.1 In addition to those set forth herein, each of Party A and Party B acknowledges and warrants that:

(1) it has the legal qualification and capacities for civil rights and for civil conducts to enter into and perform this Contract, is aware of its rights, obligations and liabilities and agrees to act in strict accordance with this Contract. If either of the Parties is in breach of this Contract, the other shall have the right to claim damages in accordance with the provisions of this Contract.

(2) it has completed internal approval procedures necessary for the execution of this Contract.

(3) there exist no contracts entered into with a third party or other matters that may affect the execution and performance of this Contract.

2.2 Party A undertakes that it has lawfully obtained a valid title certificate at the execution of this Contract as follows:

Shanghai Municipal Real Estate Title Certificate no.: Hu Fang Di Xu Zi (2003) No. 038571

3.	Particulars of the Leased Premise

3.1 The property leased from Party A to Party B is located at Room 1602, A16 Floor, #1 Building, 900 Yishan Road in the Caohejing Hi-tech Park (the “Premise”) and the external legend of the Premise is “Room 1602, 16th Floor, Zone #A of Science and Technology Tower, 900 Yishan Road”.

The Premise is an office building type property with gross floor area of 353.97 square meters.

3.2 Party A will establish a lease relationship with Party B as a holder of real estate title. Before the execution of this Contract, Party A has informed Party B that no mortgage has been created on the Premise.

3.3 The hand-over standards of the Premise are attached hereto as Appendix 1.

3.4 The floor map of the Premise is attached hereto as Appendix 2.

4.	Purpose of the Lease

4.1 Party B undertakes to Party A that the Premise is leased for the purpose of carrying out economic activities within the business scope specified in its industrial and commercial business license and it shall comply with the provisions of the State and Shanghai municipality concerning the use and fire protection safety of housing and of the Caohejing Hi-tech Park concerning industry development, environment protection and property management.

4.2 Party B undertakes that it shall not change the purpose specified in the foregoing clause privately during the term of lease without Party A’s written consent and approval from relevant government authorities as required.

2

5.	Hand-over Date and Term of Lease

5.1 Party A and Party B agree that the term of lease of the Premise shall commence on April 16, 2012 (Commencement Date) and end on December 31, 2014, and the rent shall be accrued as of July 16, 2012.

5.2 Upon the expiration of the term of lease, Party A shall have the right to take back the Premise and Party B shall return the same on time. If Party B intends to renew the lease of the Premise, it shall submit a written application to Party A for such renewal three months prior to the expiration of the term of lease and Party A shall reply to Party B whether it agrees to such renewal within one month from the date of receipt of Party B’s written application. The Parties shall enter into a new lease contract if Party A agrees to such renewal. The Parties shall amend clauses concerning the rent and others in the renewal contract based on market conditions and no adjustment in the rent shall be more than 20%. Should the Parties fail to come to an agreement on such adjustment and enter into a renewal contract within one month prior to the expiration of the term of lease, then Party A shall have the right to terminate this Contract and take back the Premise upon the expiration of the term of lease.

6.	Rent, and Method and Term of Payment

6.1 Party A and Party B agree that the rent of the Premise shall be Renminbi Two Yuan and Seventy Cents (RMB2.70) per day per square meter (gross floor area) and the total annual rent shall be Renminbi Three Hundred and Forty-Eight Thousand Eight Hundred and Thirty-Seven Yuan and Forty-Four Cents (RMB348,837.44).

6.2 The rent of the Premise shall be paid first and applied later. Party B agrees to pay Party A the rent for the period from July 16, 2012 to September 30, 2012, i.e., Renminbi Seventy-Three Thousand Four Hundred and Thirty-One Yuan and Eight Cents (RMB73,431.08), within ten days (calendar days) from the effective date of this Contract and thereafter, the rent shall be paid to Party A in four installments prior to January 1, April 1, July 1 and October 1 and 25% of the current annual rent due and payable shall be paid off in each installment, i.e., Renminbi Eighty-Seven Thousand Two Hundred and Nine Yuan and Thirty-Six Cents (RMB87,209.36). If any installment is to be paid by a date which falls on a Saturday, Sunday or legal holiday, then the deadline for making such a payment shall be postponed to the first business day immediately following the holiday. In case of any delinquency, Party B is required to pay a late fee equal to 0.05% of the rent due and payable for every day of such delay.

7.	Lease Deposit and Other Expenses

7.1 Party A and Party B agree that Party B shall pay Party A a deposit for lease of the Premise within ten days (calendar days) from the effective date of this Contract, which deposit

3

shall be equal to three months’ rent, i.e., Renminbi Eighty-Seven Thousand Two Hundred and Nigh Yuan and Thirty-Six Cents (RMB87,209.36). Party A shall issue a receipt to Party B upon its receipt of the deposit.

If Party B fails to pay the deposit in full within the period set forth herein and such failure continues for more than five days, Party A shall have the right to unilaterally terminate this Contract. If this Contract is terminated by Party A, Party B shall pay Party A liquidated damages equal to two months’ rent.

During the term of lease, Party B shall not apply the deposit to the payment of the rent of the Premise. When this Contract is terminated upon the expiration of the term of lease, the deposit paid by Party B shall be refunded to Party A with no interest accrued thereon (unless otherwise provided for herein) within ten business days after Party B has paid off relevant expenses and completed the hand-over procedures with the property management department to return the Premise.

7.2 During the term of lease, expenses for water, electric power, telecommunication and equipment incurred from the use of the Premise shall be borne by Party B.

7.3 Party B shall, on its own, apply to relevant departments for completing procedures in connection with the use of electric power and telecommunication at its own cost.

7.4 Party A shall enter into a property management contract with the property management company of the compound where the Premise is located before the hand-over of the Premise and pay property management fees as required. The current rate of the property management fee of the Premise is Renminbi Seven Yuan and Fifty Cents (RMB7.50) per month per square meter (gross floor area) and Party B is required to pay the property management fee as of the date the Premise is handed over.

8.	Requirements on the Use of and Liability for the Repair of the Premise

8.1 If Party B discovers that the Premise and its auxiliary facilities incur any normal wear and tear during the term of lease, it shall promptly notify the property management company appointed by Party A for repair. Party B shall actively provide assistance and cooperation in the repair of the Premise and its auxiliary facilities. Party B shall be solely liable for all consequences arising from failure to carry out timely repair due to Party B’s action or omission. If Party A fails to carry out such repair within a reasonable period, Party B shall have the right to carry out repair by itself by giving Party A a written notice three business days in advance and all reasonable expenses incurred therefrom shall be borne by Party A.

8.2 During the term of lease, Party B shall make reasonable use of and take good care of the Premise and its auxiliary facilities. If any damage or failure happens to the Premise or the auxiliary facilities through Party B’s man-made or other reasons attributable to Party B, and/or fire protection measures are not taken in accordance with relevant national/local laws and regulations, Party B shall be responsible for carrying out repair/rectification in a timely manner at its own cost. If Party B fails to carry out repair/rectification within a reasonable period, Party

4

A shall have the right to carry out repair/rectification (including but not limited to carrying out such repair/rectification in the Premise) by giving Party B a written notice three business days in advance and all reasonable expenses incurred therefrom shall be borne by Party B.

8.3 During the term of lease, Party A shall ensure that the Premise and its auxiliary facilities are maintained in normal usable and safe condition. Party A may inspect and maintain the Premise and Party B shall extend cooperation to Party A in such inspection or maintenance. Party A shall use its best endeavors to minimize its impact on Party B’s use of the Premise.

8.4 If Party B needs to carry out fitting-out or add auxiliary facilities or equipment other than those existing ones, it shall obtain Party A’s written consent in advance and go through relevant procedures with the property management company. If approval from relevant department is required pursuant to regulations, no fitting-out shall be carried out and no auxiliary facilities or equipment shall be added before Party B has obtained approval from relevant department.

8.5 Party B’s fitting-out and use of the Premise shall comply with laws and regulations of the State and Shanghai municipality governing environment protection and fire protection, as well as relevant property management rules. Party B shall assume all relevant liability for its breach of such laws, regulations or rules (including but not limited to liability for compensating Party A and/or a third party for losses so caused). During the term of lease, relevant competent governmental department or relevant fire protection inspection organization accompanied by Party A shall have the right to enter the Premise for fire protection inspection upon a prior written notice to Party B and Party B shall cooperate in such inspection.

9.	Return of the Premise

9.1 Upon the termination or expiration of this Contract, Party B shall be responsible for restoring the Premise to its original condition that meets the hand-over standards (except for normal wear and tear). Party B may go through procedures to return the Premise after it is inspected to be acceptable to Party A. Otherwise, Party A shall have the right to restore the Premise on behalf of Party B and deduct corresponding fees from the deposit. Party A shall have the right to claim against Party B for any shortfall, if any.

If Party B intends to keep the fitting-out and auxiliary facilities it has added or renovated rather than to restore the Premise to its original condition, it shall apply to Party A in advance and obtain Party A’s written consent. If Party A agrees that no restoration or only partial restoration is required, Party B shall carry out such partial restoration (if necessary) as required by Party A and provide complete drawings, fire protection certificates, warranties and users’ handbooks for all fitting-out and auxiliary facilities left (and ensure that such fitting-out and auxiliary facilities are maintained in good and usable condition).

9.2 If Party B does not pay off relevant expenses upon termination or expiration of this Contract and if Party A suffers from economic losses for reasons attributable to Party B, Party A shall have the right to deduct the same from the deposit with the remaining deposit being refunded to Party B with no interest accrued on it. Party A shall have the right to claim against Party B for any shortfall, if any.

5

9.3 Upon the termination or expiration of this Contract, if Party B has used the address of the Premise as its registered address, Party B shall complete procedures to revoke such registered address before the termination or expiration of this Contract. If Party B has not completed procedures to revoke its registered capital within five business days from the termination or expiration of this Contract, the deposit shall not be refunded, except that through prior consultation between the Parties, Party A agrees that Party B may keep the registered address.

9.4 Unless Party A agrees to Party B’s renewal of the lease and a renewal contract is entered into, Party B shall return the Premise upon expiration of the term of lease or termination of this Contract for whatever reasons. If Party B is late in returning the Premise without Party A’s consent, Party B shall pay Party A for its use of the Premise at the rate of two times the daily rent for every day of such delay. Party B agrees that if Party B is late in restoring the Premise to its original condition and in returning the Premise for 15 days, Party A shall have the right to enter the Premise at its own discretion by giving Party B a written notice two business days in advance while Party B shall be deemed to have forfeited the ownership of or the right to use the fitting-out, facilities, equipment and other items not dismantled or removed, including equipment and items which are deemed to be owned by Party B’s (whether belonging to Party B or a third party), which are at Party A’s disposal, and if the legitimate rights and interests of a third party are involved, Party B shall be liable for compensating the third party. Party A may restore the Premise at Party B’s expense. The Premise shall be deemed to be returned upon Party A’s entering the Premise.

10.	Sublease and Transfer

10.1 Unless Party A agrees to Party B’s sublease of the Premise in the supplementary clauses of this Contract or other written document, Party B shall not sublease the Premise, in whole or in part, to any third party during the term of lease.

10.2 If Party A intends to sell the Premise during the term of lease, it shall notify Party B thereof in advance. Party B shall have a pre-emptive right to buy the Premise under the same conditions.

11.	Conditions of Termination of this Contract

11.1 The Parties agree that, during the term of lease, this Contract shall be terminated and neither Party shall be held liable to the other under any of the following circumstances:

(1) the right to use the land occupied by the Premise is earlier taken back according to law;

(2) The Premise is expropriated according to law to serve the public interest;

(3) The Premise is listed within the permitted scope of demolition and eviction to meet the needs of urban construction.

(4) The Premise is damaged, lost or appraised as a dangerous house.

6

11.2 The Parties agree that, under any of the following circumstances, either Party may terminate this Contract by giving a written notice to the other. The breaching party shall pay the other a sum equal to two months’ rent at the time of termination as liquidated damages and, if such breach causes any losses to the other and the liquidated damages are not sufficient to cover the losses, the breaching Party shall make up for the difference between the liquidated damages and the losses.

(1) Party A fails to hand over the Premise on time and such failure lasts for more than ten days after Party B demands such hand-over in writing;

(2) The Premise handed over by Party A fails to conform to the provisions of this Contract resulting that the purpose of lease could not be realized by Party B;

(3) Party B changes the purpose of lease specified herein privately without Party A’s written consent;

(4) The Premise is damaged due to Party B’s reasons;

(5) Party B subleases the Premise, transfers the right to lease the Premise, or exchanges the house so leased with any third party’s privately;

(6) Party B is late in paying the rent for more than one month;

(7) Party B uses the Premise to carry out illegal activities;

(8) Party B privately occupies public area or fire protection passage or fails to comply with laws and regulations governing environment protection and fire protection and such failure is not rectified within five business days of Party A’s written notice.

12.	Liability for Breach of Contract

12.1 If, during the term of lease, Party A’s failure to timely perform its obligation to repair and maintain the Premise provided for herein results in any damage of the Premise and any losses to Party B’s property or any injury to Party B’s personnel, Party A shall compensate Party B for its direct losses.

12.2 If Party B carries out fitting-out of the Premise or add auxiliary facilities in the Premise without Party A’s written consent or beyond the scope and requirements agreed in writing by Party A or Party B privately occupies/uses public area or fire protection passage, Party A shall have the right to require Party B to restore the Premise to its original condition and compensate Party A for losses.

12.3 If, during the term of lease, Party A terminates this Contract and earlier takes back the Premise other than as provided for herein, Party A shall pay Party B a sum equal to 0.5 times the rent that should otherwise have been payable for the number of days the Premise is earlier taken back (with a maximum of three months’ rent) as liquidated damages. If the liquidated damages is not adequate to compensate Party B for its losses, Party A shall make up for the difference.

7

12.4 If, during the term of lease, Party B earlier terminates this Contract at its own discretion other than as provided for herein, Party B shall pay Party A a sum equal to 0.5 times the rent that should otherwise have been payable for the number of days this Contract is earlier terminated (with a maximum of three months’ rent) as liquidated damages. If the liquidated damages is not adequate to compensate Party A for its losses, Party B shall make up for the difference. Party A may deduct the same from the deposit. If the deposit is not adequate, Party B shall make up for the difference. In addition, Party B shall pay Party A the rent for the rent-free period from April 16, 2012 to July 15, 2012, i.e., Renminbi Eighty-Seven Thousand Two Hundred and Nine Yuan and Thirty-Six Cents (RMB87,209.36).

12.5 Except for the circumstances described in Articles 12.3 and 12.4 hereof, the breaching Party shall continue to perform this Contract if the non-breaching Party requires so upon the occurrence of any breach, regardless of whether the breaching Party has actually paid liquidated damages, compensations and late fees.

13.	Miscellaneous

13.1 If Party A intends to create a mortgage on the Premise during the term of lease, it shall inform Party B in writing thereof.

13.2 In addition to the right to use the Premise, Party B shall have the right to pass through the corridor, stairs, elevators and lobby and the right to use public washrooms and fire protection equipment. Party B is not allowed to privately store flammable, explosive or toxic substances, nor is it allowed to privately release waste gas, water or residue, or occupy public area, fire protection passage or areas not for lease. Party B shall be responsible for the management of its own property and take out at its own expense insurance from insurers.

13.3 If dangerous goods and pollution sources including but not limited to flammable or explosive substances, noise, and waste gas, water or residue are involved in Party B’s activities, the Premise may not be used before Party B has submitted an application to and obtained approvals from the Caohejing Hi-tech Park and relevant departments of Shanghai Municipal and before safety standards and release standards are met. Party B shall obtain approval from competent fire protection department before carrying out its own fitting-out.

13.4 If either of the Parties cannot perform any terms of this Contract due to the occurrence of any event of force majeure including but not limited to war (whether declared or not), earthquake, typhoon, flood and fire, the hindered party shall promptly send notice to the other party and provide the other within 15 days thereafter with the details of the event of force majeure and reasons for non-performance or delayed performance and valid certification with respect thereto.

Party A and Party B shall negotiate to decide whether this Contract shall be terminated, partially relieved or delayed, on the basis of the impact of such event on the performance of this Contract.

8

13.5 The conclusion, validity, interpretation, performance and dispute of resolution of this Contract shall be governed by the laws and regulations of the PRC and the regulations and rules of Shanghai Municipal.

13.6 Any dispute arising out of performance of this Contract or in connection with this Contract shall be resolved by the Parties through friendly consultation; if the dispute cannot be resolved through consultation, either Party may initiate a lawsuit before a people’s court of competent jurisdiction in Shanghai. The final judgment of the court shall be binding upon the Parties.

13.7 With respect to matters not covered by this Contract, the Parties may enter into a separate agreement in writing which constitutes an integral part of this Contract and shall be of equal force and effect.

This Contract may be amended by mutual agreement of the Parties. Any amendment to this Contract shall take effect only after it is made in writing and signed by legal representatives or their authorized representative of the Parties. The Parties shall perform the existing terms of this Contract before any amendment hereto takes effect.

13.8 Party A and Party B acknowledge that their respective contact addresses and telephone numbers as follows:

Party A’s Address: 900 Yishan Road, Shanghai	Zip Code: 200233
Telephone: (86) (21) 64850000	Fax: (86) (21) 64851906

Party B’s Address: Room 1601, Zone #A of Science and Technology Tower, 900 Yishan Road
Zip Code: 200233
Telephone: 51696833	Fax: 54263132

All notices, documents and materials given or furnished by either of the Parties to the other in connection with the performance of this Contract shall be delivered by facsimile transmission to the addresses specified above. Each Party shall give the other a written notice if it intends to change its contact address or telephone number.

Those sent by personal delivery shall be deemed to have arrived when the receipt of the same is acknowledged; those given by facsimile shall be deemed to have arrived when sent out; those given by post shall be deemed to have arrived on the date mailed by registered mail or post.

13.9 This Contract shall take effect as of the date it is signed and affixed official seal by the legal representatives or authorized representatives of the Parties.

13.10 This Contract is executed in two originals and each Party shall hold one of them.

9

Party A:	Shanghai Hi-tech Park United Development Co., Ltd.	Party B:	Montage Semiconductor (Shanghai) Co., Ltd.

[Affixed with official seal]		[Affixed with official seal]

Legal Representative (or Authorized Representative)		Legal Representative (or Authorized Representative)

By: [Signed]		By: [Affixed with the seal of Howard Chonghe Yang]

Date: February 15, 2012		Date:

Account Bank: Bank of China Xuhui Sub-branch		Account Bank: [ ]

Account No.: 449459226915		Account No.: [ ]

10

Appendix 1

Hand-Over Standards of the Premise

Hand-over standards of the Premise are as follows:

1. Reinforced concrete structure, uniformly distributed load of 300 kilogram/square meter.

2. Designed power supply capacity of 150 KW/floor, single power supply. Party B’s electricity consumption shall not exceed the amount allocated based on the area of the Premise.

3. Telephone and cabling rack connected to the low voltage room of the floor of the Premise, telephone capacity of 80 pairs/floor.

4. Fire protection sparkling system with smoke sensors.

5. Cement mortar floor.

6. White latex painted wall

7. No suspended ceiling, latex painted ceiling.

8. No air-conditioning.

9. No office partition/separation.

10. Washroom: furnished suspended ceiling, toilet ware installed, tile/white painted wall, floor tiles/stone ground.

11. Lift lobby: furnished suspended ceiling, tiles/white painted wall, floor tiles/stone ground

Party A and Party B acknowledge and agree that the Premise handed over to Party B is in condition which partially deviates from the hand-over standards of Appendix 1 (Party B acknowledges that it will keep the existing facilities and equipment in the Premise including air-conditioning, suspended ceiling and partition and be responsible for the maintenance of such facilities and equipment at its own cost) as it was used in a normal manner, and Party B agrees that it shall restore the Premise which is used in a normal manner to condition that meets the hand-over standards specified in Appendix 1 before the Premise is returned.

11

Zone #A of the Science and Technology Tower

This floor map is for reference only.

12

Agreement to Change the Lessee in House Lease Contract

This Agreement is entered into by and among:

Party A: Shanghai Hi-tech Park United Development Co., Ltd.

Party B: Montage Semiconductor (Shanghai) Co., Ltd.

Party C: Montage Technology (Shanghai) Co., Ltd.

Whereas, Party A and Party B have entered into that certain House Lease Contract (the “Original Contract”) dated February 15, 2012, pursuant to which Party B has leased from Party A Room 1602, A16 Floor, #1 Building, 900 Yishan Road located in the Caohejing Hi-tech Park, with gross floor area of 353.97 square meters and the term of lease commenced on April 16, 2012 (Commencement Date) and will end on December 31, 2014.

Whereas, Party C is an affiliate of Party B. Party B and Party C hereby submit a written application to Party A to change the lessee in the Original Contract from Party B to Party C as of January 1, 2013 for operational needs.

Through friendly consultation, the Parties agree to the following clauses with respect to the change of the lessee in the Original Contract:

Article 1	The Parties agree that the lessee in the Original Contract shall be changed from Party B to Party C as of January 1, 2013 and all rights, obligations and liabilities of Party B under the Original Contract shall be transferred to Party C. Party B and Party C shall remain jointly and severally liable with respect to the obligations under the Lease Contract (including outstanding obligations in the Original Contract, if any) as of the date the lessee is changed.

Article 2	This Agreement shall take effect as of the date it is signed and affixed with official seals by the legal representatives or their authorized representatives of the Parties.

Article 3	This Agreement is written in Chinese and executed in three originals and each Party shall hold one of them with the equal legal effect.

[Remainder of this page intentionally left blank]

Party A: Shanghai Hi-tech Park United Development Co., Ltd.

[Affixed with official seal]

Legal Representative (or Authorized Representative)

By: [Signed]

Date:

Party B: Montage Semiconductor (Shanghai) Co., Ltd.

[Affixed with official seal]

Legal Representative (or Authorized Representative)

By: [Affixed with the seal of Howard Chonghe Yang]

Date:

Party C: Montage Technology (Shanghai) Co., Ltd.

[Affixed with official seal]

Legal Representative (or Authorized Representative)

By: [Affixed with the seal of Chonghe Yang]

Date:

House Lease Contract

(Contract No.:             )

Lessor: Shanghai Hi-tech Park United Development Co., Ltd.

Lessee: Montage Technology (Shanghai) Co., Ltd.

House Lease Contract

This House Lease Contract (this “Contract”) dated [            ], 2012 is executed in Shanghai, the People’s Republic of China (the “PRC”) by and between:

Lessor (Party A):	Shanghai Hi-tech Park United Development Co., Ltd.
Address:	900 Yishan Road, Shanghai, the PRC
Legal Representative:	Da Runiu
Zip Code:	200233
Telephone:	(86) (21) 64850000
Fax:	(86) (21) 64851906
Business License:	310000400004624 (Municipal Bureau)

Lessee (Party B):	Montage Technology (Shanghai) Co., Ltd.
Address:	Room 406A, #32 Building, 680 Guiping Road, Shanghai, the PRC
Legal Representative:	Howard Chonghe Yang
Zip Code:	200030
Telephone:	(86) (21) 51696833
Fax:	(86) (21) 54263132
Business License:	310000400383770 (Xuhui)

In accordance with the provisions of the Contract Law of the People’s Republic of China, the Regulations of Shanghai Municipality on Lease of House and relevant laws and regulations, on the basis of equality, voluntariness, fairness, and good faith, and through consultation, Party A and Party B agree to enter into this Contract with respect to Party B’s lease of the house that Party A may lease out according to law.

1.	Legal Standing of the Parties and Relevant Documents

1.1 Party A is an economic entity duly established with approval from the government of the PRC, responsible for the development, construction, operation and management of Shanghai Caohejing Hi-tech Development Park (the “Caohejing Hi-tech Park”) and possesses legal person status of the PRC.

1.2 Party B is an economic entity duly established with approval from the government of the PRC, engaged in economic activities including IC design within its business scope and possesses legal person status of the PRC.

1.3 Before the execution of this Contract, Party B shall provide Party A with a photocopy of its business license and a photocopy of its tax registration certificate, submit a form of particulars of enterprises (entities) settling in Caohejing Hi-tech Park and sign a receipt of Environment Protection Acknowledgement for Enterprises Settling in the Park.

1

2.	Acknowledgement and Warranty of the Parties

2.1	In addition to those set forth herein, each of Party A and Party B acknowledges and warrants that:

(1) it has the legal qualification and capacities for civil rights and for civil conducts to enter into and perform this Contract, is aware of its rights, obligations and liabilities and agrees to act in strict accordance with this Contract. If either of the Parties is in breach of this Contract, the other shall have the right to claim damages in accordance with the provisions of this Contract.

(2) it has completed internal approval procedures necessary for the execution of this Contract.

(3) there exist no contracts entered into with a third party or other matters that may affect the execution and performance of this Contract.

2.2 Party A undertakes that it has lawfully obtained a valid title certificate at the execution of this Contract as follows:

Shanghai Municipal Real Estate Title Certificate no.: Hu Fang Di Xu Zi (2003) No. 038571

3.	Particulars of the Leased Premise

3.1 The property leased from Party A to Party B is located at Room 1702, A17 Floor and A18 Floor, #1 Building, 900 Yishan Road in the Caohejing Hi-tech Park (the “Premise”) and the external legend of the Premise is “Room 1702, 17th Floor, and 18th Floor. Zone #A of Science and Technology Tower, 900 Yishan Road”.

The Premise is an office building type property with gross floor area of 1562.86 square meters for the A17 floor and 1712.86 square meters for the A18 floor, and an aggregate of 3275.72 square meters.

3.2 Party A will establish a lease relationship with Party B as a holder of real estate title. Before the execution of this Contract, Party A has informed Party B that no mortgage has been created on the Premise.

3.3 The hand-over standards of the Premise are attached hereto as Appendix 1.

3.4 The floor map of the Premise is attached hereto as Appendix 2.

3.5 Party A and Party B have entered into that certain pre-lease contract of the Premise dated December 5, 2011 (the “Original Contract”).

2

4.	Purpose of the Lease

4.1 Party B undertakes to Party A that the Premise is leased for the purpose of carrying out economic activities within the business scope specified in its industrial and commercial business license and it shall comply with the provisions of the State and Shanghai municipality concerning the use and fire protection safety of housing and of the Caohejing Hi-tech Park concerning industry development, environment protection and property management.

4.2 Party B undertakes that it shall not change the purpose specified in the foregoing clause privately during the term of lease without Party A’s written consent and approval from relevant government authorities as required.

5.	Hand-over Date and Term of Lease

5.1 Party A and Party B agree that the term of lease of the Premise shall commence on April 16, 2012 (Commencement Date) and end on December 31, 2014, and the rent shall be accrued as of July 16, 2012.

5.2 Upon the expiration of the term of lease, Party A shall have the right to take back the Premise and Party B shall return the same on time. If Party B intends to renew the lease of the Premise, it shall submit a written application to Party A for such renewal three months prior to the expiration of the term of lease and Party A shall reply to Party B whether it agrees to such renewal within one month from the date of receipt of Party B’s written application. The Parties shall enter into a new lease contract if Party A agrees to such renewal. The Parties shall amend clauses concerning the rent and others in the renewal contract based on market conditions and no adjustment in the rent shall be more than 20%. Should the Parties fail to come to an agreement on such adjustment and enter into a renewal contract within one month prior to the expiration of the term of lease, then Party A shall have the right to terminate this Contract and take back the Premise upon the expiration of the term of lease.

6.	Rent, and Method and Term of Payment

6.1 Party A and Party B agree that the rent of the Premise shall be Renminbi Two Yuan and Ninety Cents (RMB2.90) per day per square meter (gross floor area) and the total annual rent shall be Renminbi Three Million Four Hundred and Sixty-Seven Thousand Three Hundred and Forty-Nine Yuan and Sixty-Two Cents (RMB3,467,349.62).

6.2 The rent of the Premise shall be paid first and applied later. Party B agrees to pay Party A the rent for the period from July 16, 2012 to September 30, 2012, i.e., Renminbi Seven Hundred and Twenty-Nine Thousand Eight Hundred and Eighty-Five Yuan and One Cent (RMB729,885.01), within ten days (calendar days) from the effective date of this Contract and thereafter, the rent shall be paid to Party A in four installments prior to January 1, April 1, July 1 and October 1 and 25% of the current annual rent due and payable shall be paid off in each installment, i.e., Renminbi Eight Hundred and Sixty-Six Thousand Eight Hundred and Thirty-Seven Yuan and Forty-One Cents (RMB866,837.41). If any installment is to be paid by a date which falls on a Saturday, Sunday or legal holiday, then the deadline for making such a payment shall be postponed to the first business day immediately following the holiday. In case of any delinquency, Party B is required to pay a late fee equal to 0.05% of the rent due and payable for every day of such delay.

3

7.	Lease Deposit and Other Expenses

7.1 Party A and Party B agree that Party B has already paid the deposit of Renminbi Eight Hundred and Sixty-Six Thousand Eight Hundred and Thirty-Seven Yuan and Forty-One Cents (RMB866,837.41) according to the Original Contract, which shall be converted into the deposit hereunder.

During the term of lease, Party B shall not apply the deposit to the payment of the rent of the Premise. When this Contract is terminated upon the expiration of the term of lease, the deposit paid by Party B shall be refunded to Party A with no interest accrued thereon (unless otherwise provided for herein) within ten business days after Party B has paid off relevant expenses and completed the hand-over procedures with the property management department to return the Premise.

7.2 During the term of lease, expenses for water, electric power, telecommunication and equipment incurred from the use of the Premise shall be borne by Party B.

7.3 Party B shall, on its own, apply to relevant departments for completing procedures in connection with the use of electric power and telecommunication at its own cost.

7.4 Party A shall enter into a property management contract with the property management company of the compound where the Premise is located before the hand-over of the Premise and pay property management fees as required. The current rate of the property management fee of the Premise is Renminbi Seven Yuan and Fifty Cents (RMB7.50) per month per square meter (gross floor area) and Party B is required to pay the property management fee as of the date the Premise is handed over.

8.	Requirements on the Use of and Liability for the Repair of the Premise

8.1 If Party B discovers that the Premise and its auxiliary facilities incur any normal wear and tear during the term of lease, it shall promptly notify the property management company appointed by Party A for repair. Party B shall actively provide assistance and cooperation in the repair of the Premise and its auxiliary facilities. Party B shall be solely liable for all consequences arising from failure to carry out timely repair due to Party B’s action or omission. If Party A fails to carry out such repair within a reasonable period, Party B shall have the right to carry out repair by itself by giving Party A a written notice three business days in advance and all reasonable expenses incurred therefrom shall be borne by Party A.

8.2 During the term of lease, Party B shall make reasonable use of and take good care of the Premise and its auxiliary facilities. If any damage or failure happens to the Premise or the auxiliary facilities through Party B’s man-made or other reasons attributable to Party B, and/or fire protection measures are not taken in accordance with relevant national/local laws and regulations, Party B shall be responsible for carrying out repair/rectification in a timely manner

4

at its own cost. If Party B fails to carry out repair/rectification within a reasonable period, Party A shall have the right to carry out repair/rectification (including but not limited to carrying out such repair/rectification in the Premise) by giving Party B a written notice three business days in advance and all reasonable expenses incurred therefrom shall be borne by Party B.

8.3 During the term of lease, Party A shall ensure that the Premise and its auxiliary facilities are maintained in normal usable and safe condition. Party A may inspect and maintain the Premise and Party B shall extend cooperation to Party A in such inspection or maintenance. Party A shall use its best endeavors to minimize its impact on Party B’s use of the Premise.

8.4 If Party B needs to carry out fitting-out or add auxiliary facilities or equipment other than those existing ones, it shall obtain Party A’s written consent in advance and go through relevant procedures with the property management company. If approval from relevant department is required pursuant to regulations, no fitting-out shall be carried out and no auxiliary facilities or equipment shall be added before Party B has obtained approval from relevant department.

8.5 Party B’s fitting-out and use of the Premise shall comply with laws and regulations of the State and Shanghai municipality governing environment protection and fire protection, as well as relevant property management rules. Party B shall assume all relevant liability for its breach of such laws, regulations or rules (including but not limited to liability for compensating Party A and/or a third party for losses so caused). During the term of lease, relevant competent governmental department or relevant fire protection inspection organization accompanied by Party A shall have the right to enter the Premise for fire protection inspection upon a prior written notice to Party B and Party B shall cooperate in such inspection.

9.	Return of the Premise

9.1 Upon the termination or expiration of this Contract, Party B shall be responsible for restoring the Premise to its original condition that meets the hand-over standards (except for normal wear and tear). Party B may go through procedures to return the Premise after it is inspected to be acceptable to Party A. Otherwise, Party A shall have the right to restore the Premise on behalf of Party B and deduct corresponding fees from the deposit. Party A shall have the right to claim against Party B for any shortfall, if any.

If Party B intends to keep the fitting-out and auxiliary facilities it has added or renovated rather than to restore the Premise to its original condition, it shall apply to Party A in advance and obtain Party A’s written consent. If Party A agrees that no restoration or only partial restoration is required, Party B shall carry out such partial restoration (if necessary) as required by Party A and provide complete drawings, fire protection certificates, warranties and users’ handbooks for all fitting-out and auxiliary facilities left (and ensure that such fitting-out and auxiliary facilities are maintained in good and usable condition).

9.2 If Party B does not pay off relevant expenses upon termination or expiration of this Contract and if Party A suffers from economic losses for reasons attributable to Party B, Party A shall have the right to deduct the same from the deposit with the remaining deposit being refunded to Party B with no interest accrued on it. Party A shall have the right to claim against Party B for any shortfall, if any.

5

9.3 Upon the termination or expiration of this Contract, if Party B has used the address of the Premise as its registered address, Party B shall complete procedures to revoke such registered address before the termination or expiration of this Contract. If Party B has not completed procedures to revoke its registered capital within five business days from the termination or expiration of this Contract, the deposit shall not be refunded, except that through prior consultation between the Parties, Party A agrees that Party B may keep the registered address.

9.4 Unless Party A agrees to Party B’s renewal of the lease and a renewal contract is entered into, Party B shall return the Premise upon expiration of the term of lease or termination of this Contract for whatever reasons. If Party B is late in returning the Premise without Party A’s consent, Party B shall pay Party A for its use of the Premise at the rate of two times the daily rent for every day of such delay. Party B agrees that if Party B is late in restoring the Premise to its original condition and in returning the Premise for 15 days, Party A shall have the right to enter the Premise at its own discretion by giving Party B a written notice two business days in advance while Party B shall be deemed to have forfeited the ownership of or the right to use the fitting-out, facilities, equipment and other items not dismantled or removed, including equipment and items which are deemed to be owned by Party B’s (whether belonging to Party B or a third party), which are at Party A’s disposal, and if the legitimate rights and interests of a third party are involved, Party B shall be liable for compensating the third party. Party A may restore the Premise at Party B’s expense. The Premise shall be deemed to be returned upon Party A’s entering the Premise.

10.	Sublease and Transfer

10.1 Unless Party A agrees to Party B’s sublease of the Premise in the supplementary clauses of this Contract or other written document, Party B shall not sublease the Premise, in whole or in part, to any third party during the term of lease.

10.2 If Party A intends to sell the Premise during the term of lease, it shall notify Party B thereof in advance. Party B shall have a pre-emptive right to buy the Premise under the same conditions.

11.	Conditions of Termination of this Contract

11.1 The Parties agree that, during the term of lease, this Contract shall be terminated and neither Party shall be held liable to the other under any of the following circumstances:

(1) the right to use the land occupied by the Premise is earlier taken back according to law;

(2) The Premise is expropriated according to law to serve the public interest;

(3) The Premise is listed within the permitted scope of demolition and eviction to meet the needs of urban construction.

(4) The Premise is damaged, lost or appraised as a dangerous house.

6

11.2 The Parties agree that, under any of the following circumstances, either Party may terminate this Contract by giving a written notice to the other. The breaching party shall pay the other a sum equal to two months’ rent at the time of termination as liquidated damages and, if such breach causes any losses to the other and the liquidated damages are not sufficient to cover the losses, the breaching Party shall make up for the difference between the liquidated damages and the losses.

(1) Party A fails to hand over the Premise on time and such failure lasts for more than ten days after Party B demands such hand-over in writing;

(2) The Premise handed over by Party A fails to conform to the provisions of this Contract resulting that the purpose of lease could not be realized by Party B;

(3) Party B changes the purpose of lease specified herein privately without Party A’s written consent;

(4) The Premise is damaged due to Party B’s reasons;

(5) Party B subleases the Premise, transfers the right to lease the Premise, or exchanges the house so leased with any third party’s privately;

(6) Party B is late in paying the rent for more than one month;

(7) Party B uses the Premise to carry out illegal activities;

(8) Party B privately occupies public area or fire protection passage or fails to comply with laws and regulations governing environment protection and fire protection and such failure is not rectified within five business days of Party A’s written notice.

12.	Liability for Breach of Contract

12.1 If, during the term of lease, Party A’s failure to timely perform its obligation to repair and maintain the Premise provided for herein results in any damage of the Premise and any losses to Party B’s property or any injury to Party B’s personnel, Party A shall compensate Party B for its direct losses.

12.2 If Party B carries out fitting-out of the Premise or add auxiliary facilities in the Premise without Party A’s written consent or beyond the scope and requirements agreed in writing by Party A or Party B privately occupies/uses public area or fire protection passage, Party A shall have the right to require Party B to restore the Premise to its original condition and compensate Party A for losses.

7

12.3 If, during the term of lease, Party A terminates this Contract and earlier takes back the Premise other than as provided for herein, Party A shall pay Party B a sum equal to 0.5 times the rent that should otherwise have been payable for the number of days the Premise is earlier taken back (with a maximum of three months’ rent) as liquidated damages. If the liquidated damages is not adequate to compensate Party B for its losses, Party A shall make up for the difference.

12.4 If, during the term of lease, Party B earlier terminates this Contract at its own discretion other than as provided for herein, Party B shall pay Party A a sum equal to 0.5 times the rent that should otherwise have been payable for the number of days this Contract is earlier terminated (with a maximum of three months’ rent) as liquidated damages. If the liquidated damages is not adequate to compensate Party A for its losses, Party B shall make up for the difference. Party A may deduct the same from the deposit. If the deposit is not adequate, Party B shall make up for the difference. In addition, Party B shall pay Party A the rent for the rent-free period from April 16, 2012 to July 15, 2012, i.e., Renminbi Eight Hundred and Sixty-Six Thousand Eight Hundred and Thirty-Seven Yuan and Forty-One Cents (RMB866,837.41).

12.5 Except for the circumstances described in Articles 12.3 and 12.4 hereof, the breaching Party shall continue to perform this Contract if the non-breaching Party requires so upon the occurrence of any breach, regardless of whether the breaching Party has actually paid liquidated damages, compensations and late fees.

13.	Miscellaneous

13.1 If Party A intends to create a mortgage on the Premise during the term of lease, it shall inform Party B in writing thereof.

13.2 In addition to the right to use the Premise, Party B shall have the right to pass through the corridor, stairs, elevators and lobby and the right to use public washrooms and fire protection equipment. Party B is not allowed to privately store flammable, explosive or toxic substances, nor is it allowed to privately release waste gas, water or residue, or occupy public area, fire protection passage or areas not for lease. Party B shall be responsible for the management of its own property and take out at its own expense insurance from insurers.

13.3 If dangerous goods and pollution sources including but not limited to flammable or explosive substances, noise, and waste gas, water or residue are involved in Party B’s activities, the Premise may not be used before Party B has submitted an application to and obtained approvals from the Caohejing Hi-tech Park and relevant departments of Shanghai Municipal and before safety standards and release standards are met. Party B shall obtain approval from competent fire protection department before carrying out its own fitting-out.

13.4 If either of the Parties cannot perform any terms of this Contract due to the occurrence of any event of force majeure including but not limited to war (whether declared or not), earthquake, typhoon, flood and fire, the hindered party shall promptly send notice to the other party and provide the other within 15 days thereafter with the details of the event of force majeure and reasons for non-performance or delayed performance and valid certification with respect thereto.

8

Party A and Party B shall negotiate to decide whether this Contract shall be terminated, partially relieved or delayed, on the basis of the impact of such event on the performance of this Contract.

13.5 The conclusion, validity, interpretation, performance and dispute of resolution of this Contract shall be governed by the laws and regulations of the PRC and the regulations and rules of Shanghai Municipal.

13.6 Any dispute arising out of performance of this Contract or in connection with this Contract shall be resolved by the Parties through friendly consultation; if the dispute cannot be resolved through consultation, either Party may initiate a lawsuit before a people’s court of competent jurisdiction in Shanghai. The final judgment of the court shall be binding upon the Parties.

13.7 With respect to matters not covered by this Contract, the Parties may enter into a separate agreement in writing which constitutes an integral part of this Contract and shall be of equal force and effect.

This Contract may be amended by mutual agreement of the Parties. Any amendment to this Contract shall take effect only after it is made in writing and signed by legal representatives or their authorized representative of the Parties. The Parties shall perform the existing terms of this Contract before any amendment hereto takes effect.

13.8	Party A and Party B acknowledge that their respective contact addresses and telephone numbers as follows:

Party A’s Address: 900 Yishan Road, Shanghai	Zip Code: 200233
Telephone: (86) (21) 64850000	Fax: (86) (21) 64851906

Party B’s Address: Room 1601, Zone #A of Science and Technology Tower, 900 Yishan Road
Zip Code: 200233
Telephone: 51696833	Fax: 54263132

All notices, documents and materials given or furnished by either of the Parties to the other in connection with the performance of this Contract shall be delivered by facsimile transmission to the addresses specified above. Each Party shall give the other a written notice if it intends to change its contact address or telephone number.

Those sent by personal delivery shall be deemed to have arrived when the receipt of the same is acknowledged; those given by facsimile shall be deemed to have arrived when sent out; those given by post shall be deemed to have arrived on the date mailed by registered mail or post.

13.9 This Contract shall take effect as of the date it is signed and affixed official seal by the legal representatives or authorized representatives of the Parties.

13.10 This Contract is executed in two originals and each Party shall hold one of them.

9

Party A:	Shanghai Hi-tech Park United Development Co., Ltd.	Party B:	Montage Technology (Shanghai) Co., Ltd.

[Affixed with official seal]		[Affixed with official seal]

Legal Representative (or Authorized Representative)		Legal Representative (or Authorized Representative)

By: [Signed]		By: [Affixed with the seal of Chonghe Yang]

Date: February 15, 2012		Date:

Account Bank: Bank of China Xuhui Sub-branch		Account Bank: [ ]

Account No.: 449459226915		Account No.: [ ]

10

Appendix 1

Hand-Over Standards of the Premise

Hand-over standards of the Premise are as follows:

1. Reinforced concrete structure, uniformly distributed load of 300 kilogram/square meter.

2. Designed power supply capacity of 150 KW/floor, single power supply. If Party B’s electricity consumption exceeds 150KW/floor, Party B shall, on its own, apply to the power supply company for high voltage power supply and relevant transformer equipment at its own cost.

3. Telephone and cabling rack connected to the low voltage room of the floor of the Premise, telephone capacity of 80 pairs/floor.

4. Fire protection sparkling system with smoke sensors.

5. Cement mortar floor.

6. White latex painted wall

7. No suspended ceiling, latex painted ceiling.

8. No air-conditioning.

9. No office partition/separation.

10. Washroom: furnished suspended ceiling, toilet ware installed, tile/white painted wall, floor tiles/stone ground.

11. Lift lobby: furnished suspended ceiling, tiles/white painted wall, floor tiles/stone ground

Party A and Party B acknowledge and agree that the Premise handed over to Party B is in condition which partially deviates from the hand-over standards of Appendix 1 (Party B acknowledges that it will keep the existing facilities and equipment in the Premise including air-conditioning, suspended ceiling and partition and be responsible for the maintenance of such facilities and equipment at its own cost) as it was used in a normal manner, and Party B agrees that it shall restore the Premise which is used in a normal manner to condition that meets the hand-over standards specified in Appendix 1 before the Premise is returned.

11

Zone #A of the Science and Technology Tower

This floor map is for reference only.

12